MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Feb-97
Reporting Month:  January


                                                            Interest    Interest    Principal
               Original   Original  Integral      Record    Accrual     Payment     Payment       Ending          Remaining
Class          Balance    Pct Pool  Denomination  Date      Factor      Factor      Factor        Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%   $1,000.00      31-Jan-97  2.85516126  2.85516126 11.25325210   $184,968,023.80 0.56578987
Merit4 A2  $42,573,000.00 11.00%   $1,000.00      31-Jan-97 12.50000000 12.50000000  0.00000000    $42,573,000.00 1.00000000

          $369,493,000.00                                                                         $227,541,023.80

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Feb-97
Reporting Month       January

Reserve Funds and Subordination

                           Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Balance
Type
Pool Over Collaterization  4.50% $17,411,678.00 6.66% $16,504,629.71 $0.00       $473,064.58 $243,695,176.82 6.63% $16,154,152.36

                                   Beginning Current                          Ending
                                   Balance   Deposits   Withdrawal for Losses DPR Balance
Discount Principal Reserve Account $0.00     $15,201.75 $15,201.75           $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 32.10% $2,987,981.88 $0.00       $0.00  $8,898,262.62   33.58% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                           $252,257.39

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                59         $10,307,214             4.23%
60+ Days                28          $4,530,981             1.86%
90+ Days                52          $9,512,350             3.90%
Foreclosure             34          $6,636,775             2.72%
REO                     22          $5,176,917             2.12%

Totals                 195         $36,164,237            14.84%


Advances on Delinquencies                                      $309,614.49
Non-Recoverable Advances on Delinquencies                            $0.00


MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   28-Feb-97
Report Date:    January

Collateral Proceeds Account

Beginning Balance                                               $0.00

Deposits                                                                 Withdrawals

Interest Net of Servicing Fee                           $1,751,960.36    Interest Payments                        $1,465,571.82
Principal                                               $3,678,913.19    Principal Payments                       $3,678,913.19
Deposits From Discount Principle Reserve Fund              $15,201.75    Surplus                                    $252,257.39
Other Deposits                                                  $0.00    FSA Fee                                     $34,131.15
                                                                         Discount Principal Reserve                  $15,201.75

Total Deposit                                           $5,446,075.30    Total Withdrawals                        $5,446,075.30

                                                                         Ending Balance                                   $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Feb-97
Reporting Month:  January

          Class
          Interest     Beginning         Interest      Interest     Principal     Total         Applied Ending
Class     Rate         Balance           Accrual       Payment      Payment       Distribution  Losses  Balance
Merit4 A1  5.937500%   $188,646,936.99   $933,409.32   $933,409.32  $3,678,913.19 $4,612,322.51 $0.00   $184,968,023.80
Merit4 A2 15.000000%    $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50 $0.00    $42,573,000.00

                       $231,219,936.99 $1,465,571.82 $1,465,571.82  $3,678,913.19 $5,144,485.01 $0.00    227,541,023.80


Class     CUSIP     Priority Principal Type Interest Type
Merit4 A1 589962AJ8 Senior   Sequential     Floater
Merit4 A2 589962AK5 Senior   Sequential     Floater